ALGT Investor Day

Maury Gallagher, Chairman & CEO

November 16, 2010

allegiant™
Travel is our deal.

Notice on forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance , future growth and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Organizational chart

Overview


Maury Gallagher
Chairman & CEO
Andrew Levy
President
Kris Bauer
SVP Operations
Charters
Pricing
Finance
Planning
Sales & Marketing
Supply Management
Maintenance
Flight Ops
Stations
Safety
In-Flight
AIS* / IT
People Services

*Allegiant Information Systems

allegiant™ Travel is our deal.

Strategy

- This is what our strategy is based on, in this order:
  - We are focused on profits
  - We are focused on operating margins with a goal of 20% on an annual basis
  - We are focused on growth
- Strong Balance Sheet – it is created from profits!

Markets / Expansion

- Market growth since October 2008:

	YE 2010	YE 2009	YE 2008
Destinations	12	11	9
Small cities	62	58	54
Total	74	69	63
Routes			
LAS	44	40	38
ORL	29	29	26
PIE	21	19	15
PHX	27	15	9
S. Cal	19	11	0
FLL	7	4	6
Other	13	9	4
Total	160	127	98

allegiant™ Travel is our deal.

757 fleet and Hawaii program

- Hawaii is now a 2012 goal
- Initial request to FAA – simultaneous approval
  - 757 on certificate
  - Flag status (needed for Hawaii)
  - ETOPS 180 (needed for Hawaii)
- Plan to amend application
  - Operate 757 in domestic mainland, non-ETOPS flying
  - After several months of operational experience, apply for ETOPS
  - Target ETOPS approval in 2012

757 fleet and Hawaii program (cont.)

- Aircraft 1 & 2
  - Purchased and subsequently financed ($14mm)
  - Completing their induction checks
  - Will operate as soon as have 757 approved
  - Target early Summer 2011 for start date
- Aircraft 3 & 4
  - Expected purchase dates Dec 2010 and Jan 2011
  - Tentative agreement to lease through Summer 2012
  - Can call one aircraft after Summer 2011 at our option
- Aircraft 5 & 6
  - Closing date expected in Nov 2011

166 seat project

- Current Fleet – 150 seats – numerous configurations
- Benefits
  - 10% increase in seats/dept
  - Standardize cabins
  - Should lower unit costs 7-8%
- Substantial Planning – target mid-year start
  - Move lavs
  - Remove galleys, closets
  - Capital costs - $50mm estimated
  - Estimate 12-15 months to finish
- Andrew will speak more on this topic

allegiant™ Travel is our deal.

Automation

- Automation critical to our success and future
  - Only airline oriented company with internally developed system
  - Industry leading with:
    - Ancillary product developments
    - Sale of third party products
- Need to upgrade
  - Data base
  - Tools
  - Language – PHP to JAVA
- Multi-year program
  - Successfully completed conversion to IBM DB2 database Sept 1
  - Working on re-architecting applications with latest technology – 'Services Oriented Applications'
- Should see first deliverables Q2 2011

allegiant™ Travel is our deal.

Agenda

- Other Managers - Presentation
  - Kris Bauer – overview of operations
  - Tyri Squyres – our customer and the brand
  - Scott Sheldon – financial update
  - Ashok Shah – revenue
  - Andrew Levy – 3rd party, growth, and 166 seat project

allegiant™ Travel is our deal.

ALGT Investor Day

Kris Bauer, SVP Operations

November 16, 2010

Notice on forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance , future growth and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Personal background

- Northwest/Delta
  - SVP of Technical Operations
  - VP Base Maintenance
  - Managing Director Finance and Planning
- United Airlines
  - Various financial positions
- Boeing
  - Engineering

Organization

- Organization changes
- Some due to growth
  - VP of Stations
    - Greg Rehwaldt
    - Director of Stations at Northwest Airlines
  - Director of Safety
    - Eric Gust
    - Previously VP of Safety at Mesa
- Some are replacements
  - VP of Flight Ops, actively searching

allegiant™ Travel is our deal.

Operational Philosophy

- Safety
- Compliance
- Reliable
- Cost effective

2011 priorities

- Successfully bringing on 757
  - Certification process ongoing – not a straight line
  - Focus on getting on operating certificate first, ETOPS later
- Implement 166 seat project
- Improve manuals (and associated processes)
  - ATOS compliant
- Improving mechanical reliability
- Staying consistent
  - Focus on processes, procedures

allegiant™ Travel is our deal.

Flight attendants

- NMB has notified us that TWU has required cards to force election
- Allegiant has in-house F/A association, the Flight Attendant Committee (FAC)
- In summer, reached 3 year agreement with FAC
- Flight attendants had a union vote in 2006
  - AFA was defeated by a wide margin

ALGT Investor Day
Tyri Squyres, VP, Marketing & Sales

November 16, 2010

allegiant™
Travel is our deal.

Notice on forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance , future growth and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Who are our customers



- Mean income >$104,000
- 75% are married
- Mean age = 49
- 86% own home
- 75% employed full or part time
- 54% Professional – Managerial/clerical

Source: Customer Survey, 2010 by Penn, Schoen & Berland Associates

allegiant™ Travel is our deal.

Our customers like us

95% of customers view us favorably


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
24%
71%
Somewhat Favorable
Very Favorable
Satisfaction

Our customers consider us:
- reliable
- trustworthy
- a good value

Q: How favorable of a view do you have of the following companies? Showing percentage of very & somewhat favorable, among those aware of the brand

Source: Customer Survey, 2010 by Penn, Schoen & Berland Associates

allegiant™ Travel is our deal.

Our customers are traveling more

- Compared to a year ago, consumers who have never traveled with Allegiant are traveling less while current customers are traveling more
- Allegiant's customers recognize the value the brand offers


18%
37%
37%
44%
45%
19%
Traveling More
Traveling the Same
Traveling Less
Non-Customer Study
Customer Study

Source: Customer Survey, 2010 by Penn, Schoen & Berland Associates

allegiant™ Travel is our deal.

More customers know about our products

- Awareness levels of our other product offerings has improved across all markets


72%
53%
Awareness
2009
2010

Source: Customer Survey, 2010 by Penn, Schoen & Berland Associates

Q: Are you aware that Allegiant Air sells travel products other than airfare? (Showing % saying "yes")

allegiant™ Travel is our deal.

We are expanding our ancillary offering

- Improved hotel product
  - Better pricing
  - Improved roster of hotels
- New 3-year Alamo Car Rental deal
  - Sell Alamo, Enterprise and National
- Las Vegas airport shuttle
- Time share appointment sales
- Priority security screening
- Open seating

allegiant™ Travel is our deal.

Customers will book if they see the value

- Over 40% of customers unsure whether they will get a better price if they book hotel and rental cars separately
- Customers tell us they would book a package deal if they knew they could save money

Do you think you can get a better price on a hotel/rental car if you book separately?	Hotel	Rental Car
Yes	42	37
No	19	19
Don't Know	40	44



Don't Know 11%
No 3%
Yes 86%

Q: If you knew you could save money by booking a package deal, would you?
(Showing % choosing response)
**Note: Question added in Wave 1*

Source: Customer Survey, 2010 by Penn, Schoen & Berland Associates

Evolving our brand

- We're a TRAVEL COMPANY, not just an airline
- Leverage low airfare credibility to our third-party product sales
- Launch a rebranding campaign to define us

allegiant™ Travel is our deal.

Support the brand message

- Utilize fresh creative with new look and feel
- Support new value proposition with:
  - New low-price pledge (air + hotel)
  - $20 off air + hotel package pricing
  - More everyday low fares than ever before/ sale price
- Communicate broadly to ALL audiences

allegiant™ Travel is our deal.

Strengthening our brand

We've evolved the logo, introduced a tagline

allegiant air®

Previous

allegiant™
Travel is our deal.

New

allegiant™
Travel is our deal.

Strengthening our brand

Utilize our employees to sell the message

[redacted]

Our website is our store front



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Travel is our deal.
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Featured Destinations
Las Vegas
Fort Lauderdale
Phoenix-Mesa
Southwest Florida Coast
Los Angeles Area
Myrtle Beach
Bellingham
Palm Springs
Tampa Bay-St. Petersburg
San Diego
Orlando
San Francisco Bay Area
Allegiant Featured Hotel Partners
Las Vegas

- 19mm unique visitors (last 12 months)
- 32% new visits
- 6.5 average page views
- Over 5.5 min on site
- Completed usability testing
- CRM strategy

allegiant™
Travel is our deal.

Leveraging social media



Facebook (4) | Allegiant
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Rob Richard Why the price jump in the new schedule for Duluth to vegas flights?
flights went From as low as 29.99 on old schedule to 139.99 as lowest on the new one
about an hour ago · Comment · Like
Mike Duffy When will allegiant be offering sales/deals again in the future. similar to the Directair recent offers of 50% off and Family Ties for $159? I want to fly allegiant but it is hard to pass up those prices.
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For all Customer Service issues, please call the number listed below or email us here:
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Hey Iowa State Cyclone fans come 2 the football game tomorrow night 4 a chance to win 2 roundtrip tickets on Allegiant Air! (Game day 10/30)
allegiant.com

- 27,000+ fans on Facebook
- 15,000+ followers on Twitter
- 36%+ of our customers use social media

Source: Customer Survey,
2010 by Penn, Schoen & Berland Associates

allegiant™ Travel is our deal.

Our database is our most valuable asset


allegiant
Travel is our deal.
Now fly from Fort Collins/Loveland to
PHOENIX
flights as low as
$39
We pledge the
We are committed to saving you
allegiant
Travel is our deal.
Now fly from Minot to
LAS VEGAS
flights as low as
$84.99*
each way
CLICK HERE TO BOOK NOW
We pledge the best travel deals.
We are committed to saving you money on more than just airfare.
- SAVE A BUNDLE WHEN YOU BUNDLE - Get $20* off when you book your air + hotel.
- MORE EVERYDAY LOW FARES.

- Newly enhanced email technology
- Database of ~5mm
- Integrate CRM strategy in 2011
- 1 in 3 say they booked based on receiving an email

allegiant™
Travel is our deal.

2011 marketing approach

- More focus on local media relations
- New, non-traditional advertising concepts
- Leverage social media
- Promotions
- New brand alliances

Continue to acquire customers for less

- Advertising costs per scheduled passenger


$2.00
$1.50
$1.00
$0.50
$0.00
2007
2008
2009
LTM Q3 2010

ALGT Investor Day

Scott Sheldon, SVP & CFO

November 16, 2010

allegiant™
Travel is our deal.

Notice on forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance , future growth and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Unique business model and results

- Highly resilient and profitable
  - 15.8% LTM pre-tax margin
  - Profitable last 31 quarters [1]
  - $135mm LTM EBITDA [2]
- Very strong balance sheet
  - $126mm cash
  - $34mm debt, minimal off balance sheet debt
  - LTM free cash flow $47mm [2]
- Management owns >20%



Revenue
EBITDA
Pre-tax Profit
Pre-tax Margin
($mm)
700
600
500
400
300
200
100
0
14.1%
$361
$63
$51
11.0%
$504
$79
$55
21.6%
$558
$152
$121
15.8%
$636
$135
$100
2007
2008
2009
LTM Q310

(1) Excluding non-cash mark to market hedge adjustments and 4Q06 one time adjustment
(2) See GAAP reconciliation in Appendix

Strong cash generation

Historical EBITDA [1], CAPEX and Free Cash Flow [1]


$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
17.5%
$63
$42
$18
15.8%
$79
$53
$26
27.2%
$152
$32
$120
21.3%
$135
$88
$47
2007
2008
2009
LTM Q310
EBITDA
CAPEX
FCF
EBITDA margin

System fuel price	$2.31	$2.98	$1.76	$2.20

1 – See GAAP reconciliation in appendix
Free cash flow is operating income + depreciation and amortization less capex

allegiant™ Travel is our deal.

Balance sheet management



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
-
$ in millions
$231.5
$50.5
$82.2
$14.9
$53.6
$5.5
$125.7
Unrestricted Cash & Equivalents 12/31/09
Operating Cash Flow
Capital Expenditures
Cash Dividend
Stock Repurchase
Other
Unrestricted Cash & Equivalents 9/30/10

Operating cash flow = Net income + depreciation + chg in working capital + chg in air traffic liability
Period is YTD 2010

allegiant™ Travel is our deal.

Cash levels

- Credit card agreement – Paymentech JP Morgan/Chase
  - Adds defined covenants (4 tiers, 3 financial triggers) and predictability for any drawdown of the air traffic liability (ATL)
  - 3 year term

Total debt to EBITDA (1)



1.5
1.0
0.5
0.0
1.5
1.1
0.4
0.4
2007
2008
2009
LTM Q310

Total debt



($mm)
80
60
40
20
0
72.1
64.7
45.8
33.9
2007
2008
2009
Q3 2010

1 – See GAAP reconciliation in appendix

allegiant
Travel is our deal.

CAPEX

- 2010 supports future growth
  - $23mm, 13 SAS AC
    - 5 in service
    - 8 in storage
  - $43mm 757 AC
- 2011 highlights
  - 3 757 purchases, $32mm
    - 1 AC Jan 2011
    - 2 AC Nov 2011
  - 166 seat project, $18mm (remainder in 2012)



($mm)
$120
$100
$80
$60
$40
$20
$0
$53
$32
$110
$80
2008
2009
2010 E
2011 E

allegiant
Travel is our deal.

Structural cost advantage

- Low aircraft acquisition costs
- Simple product
- Cost-based scheduling – aircraft bases
  - Out and back
  - No crew overnights
- Labor efficiencies – 32 FTEs per aircraft
- Closed distribution
- Small cities
  - Lower airport costs
  - Lower marketing costs

Excellent cost discipline


Cost / pax vs. stage length (1, 2)
$150
$140
$130
$120
$110
$100
$90
$80
500
750
1,000
1,250
JBLU
$141
LUV
$123
ALGT
$93


Ex-Fuel Cost / pax vs. stage length (1, 2)
$100
$95
$90
$85
$80
$75
$70
$65
$60
$55
$50
500
750
1,000
1,250
JBLU
$96
LUV
$84
ALGT
$53

Source: Financial reports of the companies
(1) Vertical axis= cost per pax, horizontal axis = aircraft stage length in miles
(2) Operating costs / total passengers
Costs are reflective of LTM Q3 2010

allegiant™ Travel is our deal.

Not a new story


Cost per passenger ex fuel
$60.00
$57.50
$55.00
$52.50
$50.00
$47.50
$45.00
$42.50
$40.00
$50.35
$50.83
$50.80
$53.20
2007
2008
2009
LTM Q310

allegiant™ Travel is our deal.

2010 cost pressure - labor

- New agreements with pilots, flight attendants effective May & July
  - Pilots
    - Pay scale based on lookback operating margin (adjusted 2x per yr)
    - Applies to all aircraft, 757 included
    - Variable component - unique
  - Flight attendants
    - Pay scale increases
    - Adjustments to commissions, charters and premium pay
- Benefits
  - New 401(k) match for employees (April)
  - Health insurance increased 35% per employee (expect additional increases in 2011)

allegiant™ Travel is our deal.

2010 cost pressure - stations

- Las Vegas (LAS)
  - Cost/departure up 12% year over year
  - Allegiant LAS departures, passengers up 3%
  - LAS Allegiant controlled expenses/departure down 3%, Airport driven expenses up over 21%
- Orlando
  - Cost/departure up 39% year over year
  - MCO trending 25% higher/departure ex fuel than SFB

MCO – Orlando International Airport
SFB – Orlando Sanford International Airport

allegiant™ Travel is our deal.

Appendix

GAAP reconciliation

EBITDA calculations

$mm	LTM Q310	2009	2008	2007
Net Income	63.9	76.3	35.4	31.5
+Provision for Income Taxes	36.4	44.2	19.8	19.2
+Other Expenses	1.4	1.6	.7	-3.6
+Depreciation and Amortization	33.7	29.6	23.5	16.0
=EBITDA	**135.4**	**151.8**	**79.4**	**63.1**
Total debt	33.9	45.8	64.7	72.1
7 x annual rent	14.5	13.5	19.7	21.0
=Debt to EBITDA	**0.4x**	**0.4x**	**1.1x**	**1.5x**

allegiant™ Travel is our deal.

GAAP reconciliation

Free cash flow calculations

$mm	**LTM Q310**	**2009**	**2008**	**2007**
Operating Income	$101.9	$122.3	$55.8	$44.1
+Depreciation & Amortization	$33.7	$29.6	$23.5	$16.0
-Capital Expenditures	$88.2	$31.7	$53.0	$42.1
=FCF	**$47.3**	**$120.2**	**$26.3**	**$17.9**
Diluted Shares (mm)	19.5	20.3	20.5	20.5
FCF / Diluted Share	**$2.43**	**$5.93**	**$1.28**	**$0.87**

allegiant™ Travel is our deal.

ALGT Investor Day
Ashok Shah, Vice President - Revenue

November 16, 2010

allegiant™ Travel is our deal.

Notice on forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance , future growth and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Personal background

- 15+ years in travel industry
  - American Airlines
  - Mesa Air Group
  - FP&A at Allegiant last 5 years
- Majority of time in industry in finance
- Fresh approach to revenue management

Organizational structure



VP Revenue
Air Pricing & Yield Management
3rd Party Pricing and Yield Management
Revenue & Capacity Analysis
Planning & Schedules
Network

Pricing philosophy

- Maximize revenue by managing load
  - Fill aircraft to 90% load factor
  - Lower fares in early part of booking curve and yield up later
  - Emphasize directionality and seasonality
- Compressed fare structure
  - Rationalized step up between fare classes
- Ancillary Revenue
  - 3rd party – dedicated team, high degree of focus
  - Unbundled air products – 2011 focus

allegiant™ Travel is our deal.

What happened this summer

- 1st quarter 2010 stronger than anticipated
- Economy slowed in 2nd and 3rd quarter of 2010
- Too much capacity for the changed environment
  - Handful of markets had too many seats
  - Adjustments more fully realized in November and December 2010
- October's P-RASM growth was +10%

allegiant™ Travel is our deal.

Trends

- We are seeing unit revenue improvements

Y.O.Y P-RASM	July	August	September	October
2010	+4.0%	+6.0%	-1.7%	+10.4 to +10.6%

- Seeing strength in Nov + Dec for P-RASM
- November P-RASM range +8-11% Y.O.Y.

allegiant™ Travel is our deal.

ALGT Investor Day

Andrew Levy, President

November 16, 2010

Notice on forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance , future growth and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

166 seat project

- Committed to the MD80
- Adding 16 seats
- Expecting to spend $50m in CAPEX through 2012 to upgrade up to 57 aircraft
- 2 aircraft currently in storage will be put in service to supplement upgrade process
- Number of aircraft in service will remain constant

166 seat project (cont.)

Revenue (actuals LTM Q3 2010)	
Average scheduled fare	$74.89
Average ancillary fare	<u>$34.05</u>
Total scheduled fare	$108.94
Assumptions	
75% load factor (16 x .75)	12 pax
$ per pax fuel ($2.50 gal x 40 gal/dept)	$8.33
$ per pax non fuel (inflight, D&A, marketing, etc.)	<u>$30</u>
Total marginal cost per pax	$38.33
Departures/AC/year (2010 YTD 2.8 dept/AC/day)	1,022
# sched pax/AC/year	12,264

allegiant™ Travel is our deal.

3rd party ancillary

- Merchant model
- CAPEX light
- Highly profitable
  - 27% gross margin
- Pre-tax income

allegiant™ Travel is our deal.

3rd party revenue growth



3rd party ancillary revenue growth
($mm)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$73.8
$19.9
$87.5
$23.3
LTM Q3 2009
LTM Q3 2010
3rd party gross rev
3rd party net rev



3rd party ancillary revenue per scheduled passenger
$4.50
$4.00
$3.50
$3.93
$3.91
$4.20
2008
2009
LTM Q3 2010

- 19% y/y growth in gross revenue (non-GAAP)
- 17% y/y growth in net revenue

allegiant™ Travel is our deal.

3rd party future growth

- Continued focus on supplier costs
- Pricing
- Adding inventory
- New programs
  - Branson, Missouri (service to SGF from 5 destinations)
  - Ski packages
  - Small cities
- Automation
  - Improve pricing tools
  - Land only products
  - Improve car module

Routes and city growth



180
160
140
120
100
80
60
40
20
0
105
58
51
113
66
57
136
69
58
160
74
62
YE 2007
YE 2008
YE 2009
YE 2010 E
# of routes
Total cities
Small cities

allegiant™ Travel is our deal.

Growth and pre-tax margin vs fuel

	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10
Qtr pre-tax margin	11%	3%	7%	23%	31%	25%	16%	13%	21%	17%	12%


60%
40%
20%
0%
-20%
-40%
-60%
Q1-2008
Q2-2008
Q3-2008
Q4-2008
Q1-2009
Q2-2009
Q3-2009
Q4-2009
Q1-2010
Q2-2010
Q3-2010
Scheduled ASMs growth
P-RASM growth
System fuel price growth

allegiant™ Travel is our deal.

Capacity growth


Year over year growth in ASMs
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
17%
6%
9%
4%
24%
14%
14%
3%
4%
-8%
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
Total scheduled ASM growth
Same store ASM growth


Where the growth is coming from
100%
80%
60%
40%
20%
0%
24%
35%
42%
84%
16%
4th Qtr 2010
1st Qtr 2011
Same store
Routes < 1 yr old
New routes

ASMs – available seat miles
Schedule ASM growth is the midpoint of guided range

New routes are those started in the quarter

allegiant™ Travel is our deal.

New routes

- 10 routes existing small cities
- 6 routes, 5 new small cities
  - 4 of 5 cities are not really new (Minot, Moline, Bakersfield, and Pueblo)
- Long Beach to Las Vegas
  - 2 slots
  - Too small for a base, short haul routes, "inside turns"
  - Play to our strength, Las Vegas market
  - Large customer database in Las Vegas and Southern California
  - Experiment

allegiant™ Travel is our deal.

Future MD80 growth

- We still have substantial opportunities for MD80 network growth
- For existing destinations, we are currently analyzing/negotiating
  - 50 new routes
  - 30 new small cities

allegiant™ Travel is our deal.

757 growth

- We plan to profitably use 757 aircraft in non-ETOPS flying
  - Longhaul flights to Las Vegas (4 hours plus)
  - Track charter programs
  - Allegiant international charter flights
  - Current, dense routes

1st Half 2011 Capacity Guidance

- Not growing aircraft in the 1st half of the year
- Schedule currently being sold through May 17th 2011
- 8 aircraft in storage – can react to opportunities quickly

	1st Quarter 2011	2nd Quarter 2011
System departures	+4 – 7%	+5 – 9%
System ASMs	+4 – 7%	+5 – 9%
Scheduled departures	+4 – 7%	+5 – 9%
Scheduled ASMs	+4 – 7%	+6 – 10%

allegiant™ Travel is our deal.